Exhibit 99.1
Dana Holding Corporation Reports Third-Quarter Profit of $46 Million,
Achieves Positive Free Cash Flow for Sixth Consecutive Quarter, Raises Full-Year Guidance
MAUMEE, Ohio – October 28, 2010 – Dana Holding Corporation (NYSE: DAN) today announced strong third-quarter 2010 results. Highlights for the quarter included:
•	Delivering positive net income of $46 million

•	Achieving adjusted EBITDA of $148 million on sales of $1.5 billion with adjusted EBITDA margin of 9.8 percent

•	Raising full-year adjusted EBITDA outlook to a range of $530 million to $550 million

•	Generating free cash flow of $59 million, marking sixth consecutive positive quarter

•	Increasing net cash position to $184 million
The company reported quarterly net income of $46 million, a substantial increase over the net loss of $38 million reported during the same period last year. Third-quarter adjusted EBITDA was $148 million, a 47-percent improvement over the $101 million reported for the same period in 2009, and adjusted EBITDA margin for the quarter improved to 9.8 percent, compared with 7.6 percent one year ago. Sales for the period were $1,516 million, up from $1,329 million for the third quarter last year.
Dana achieved positive free cash flow for the sixth consecutive quarter, generating $59 million during the third quarter, compared to free cash flow of $145 million one year ago. Total cash at the end of the third quarter was $1,137 million, resulting in a net cash position of $184 million – an increase of $64 million from the end of the prior quarter and $240 million from the end of last year.
As a result of its solid third-quarter performance and based on its anticipated 2010 full-year sales of approximately $6 billion, the company has improved its full-year adjusted EBITDA outlook to a range of $530 million to $550 million. Dana has also indicated that it now expects to achieve positive free cash flow in a range of $275 million to $300 million in 2010.
“Dana had a strong third quarter with adjusted EBITDA of $148 million and a substantial improvement in profits,” said Dana President and Chief Executive Officer Jim Sweetnam. “I am particularly pleased that we’ve begun to demonstrate consistent performance, as evidenced by several consecutive quarters of increasingly positive results. This is the result of sound execution by our global team.
“Each of our business segments – light vehicle driveline, power technologies, commercial vehicle, and off-highway – again generated increases in EBITDA during the third quarter,” he added. “This speaks to the solid progress we continue to make in reinforcing our competitive position and in winning profitable net new business in growing markets.”

Nine-Month Results
Adjusted EBITDA for the nine months ended September 30, 2010, was $410 million, a nearly $200 million increase from $211 million during the period last year. Sales for the first nine months of 2010 were $4,550 million, which compares with $3,735 million during the same period one year ago. Dana swung to net income of $24 million in the first nine months of 2010, compared to a net loss of $195 million during the same period in 2009.
Dana to Host Third-Quarter Conference Call at 11 a.m. Today
Dana will discuss its third-quarter results in a conference call at 11 a.m. EDT today. Participants may listen to the audio portion of the conference call either through audio streaming online or by telephone. Slide viewing is only available online via a link provided on the Dana Investor website. To dial into the conference call, domestic locations should call 1-888-311-4590 (Conference I.D. # 16259366). International locations should call 1-706-758-0054 (Conference I.D. # 16259366). Please ask for the Dana Holding Corporation Financial Webcast and Conference Call. Phone registration will be available beginning at 10:30 a.m. EDT. An audio recording of the call will be available after 5 p.m. To access this recording, please dial 1-800-642-1687 (U.S. or Canada) or 1-706-645-9291 (international) and enter Conference I.D. # 16259366. A webcast replay will also be available after 5 p.m. today, and may be accessed via the Dana Investor website.
Non-GAAP Measures
This release refers to adjusted EBITDA, which we’ve defined to be earnings before interest, taxes, depreciation, amortization, non-cash equity grant expense, restructuring expense, and other nonrecurring items (gain/loss on debt extinguishment or divestitures, impairment, etc). Adjusted EBITDA is a non-GAAP financial measure, and the measure currently being used by Dana as the primary measure of its operating segment performance. The most significant impact to Dana’s ongoing results of operations as a result of applying fresh start accounting following our emergence from bankruptcy was higher depreciation and amortization.
By using adjusted EBITDA, which is a performance measure that excludes depreciation and amortization, the comparability of results was enhanced. Management also believes that adjusted EBITDA is an important measure since the financial covenants of our primary debt agreements are adjusted EBITDA-based, and our management incentive performance programs are based, in part, on adjusted EBITDA. Because it is a non-GAAP measure, adjusted EBITDA should not be considered a substitute for net income (loss) or other reported results prepared in accordance with GAAP. The financial information accompanying this release provides a reconciliation of adjusted EBITDA for the periods presented to the reported income (loss) before income taxes, which is a GAAP measure.
Free cash flow is also a non-GAAP financial measure, which we have defined as Cash provided by operations (a GAAP measure) exclusive of any bankruptcy claim-related payments included therein, less capital spending. This measure is useful in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations.

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Forward-Looking Statements
Certain statements and projections contained in this news release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this news release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.
About Dana Holding Corporation
Dana is a world leader in the supply of driveline products (axles and driveshafts), power technologies (sealing and thermal-management products), and genuine service parts for light and heavy manufacturers. The company’s customer base includes virtually every major vehicle manufacturer in the global automotive, commercial vehicle, and off-highway markets. Based in Maumee, Ohio, the company employs approximately 22,500 people in 26 countries and reported 2009 sales of $5.2 billion. For more information, please visit: www.dana.com.

Investor Contact	Media Contact
Lillian Etzkorn: 419.887.5160	Chuck Hartlage: 419.887.5123

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DANA HOLDING CORPORATION
Consolidated Statement of Operations (Unaudited)
For the Three Months Ended September 30, 2010 and 2009

	Three Months Ended
	September 30,
(In millions except per share amounts)	2010	2009
Net sales	$1,516	$1,329
Costs and expenses
Cost of sales	1,338	1,247
Selling, general and administrative expenses	99	73
Amortization of intangibles	15	18
Restructuring charges, net	10	14
Other income, net	10	10

Income (loss) before interest, reorganization items and income taxes	64	(13)
Interest expense	22	36

Income (loss) before income taxes	42	(49)
Income tax benefit	4	9
Equity in earnings of affiliates	1	2

Net income (loss)	47	(38)
Less: Noncontrolling interests net income	1

Net income (loss) attributable to the parent company	46	(38)
Preferred stock dividend requirements	8	8

Net income (loss) available to common stockholders	$38	$(46)

Net income (loss) per share available to parent company stockholders:
Basic	$0.27	$(0.45)
Diluted	$0.22	$(0.45)
Average common shares outstanding
Basic	141	101
Diluted	212	101

DANA HOLDING CORPORATION
Consolidated Statement of Operations (Unaudited)
For the Nine Months Ended September 30, 2010 and 2009

	Nine Months Ended
	September 30,
(In millions except per share amounts)	2010	2009
Net sales	$4,550	$3,735
Costs and expenses
Cost of sales	4,063	3,598
Selling, general and administrative expenses	292	217
Amortization of intangibles	46	53
Restructuring charges, net	60	93
Impairment of long-lived assets		6
Other income, net	9	100

Income (loss) before interest, reorganization items and income taxes	98	(132)
Interest expense	68	108
Reorganization items		(2)

Income (loss) before income taxes	30	(238)
Income tax benefit (expense)	(10)	39
Equity in earnings of affiliates	7	(2)

Net income (loss)	27	(201)
Less: Noncontrolling interests net income (loss)	3	(6)

Net income (loss) attributable to the parent company	24	(195)
Preferred stock dividend requirements	24	24

Net income (loss) available to common stockholders	$—	$(219)

Net income (loss) per share available to parent company stockholders:
Basic	$—	$(2.17)
Diluted	$—	$(2.17)
Average common shares outstanding
Basic	140	100
Diluted	140	100

DANA HOLDING CORPORATION
Consolidated Balance Sheet (Unaudited)
As of September 30, 2010 and December 31, 2009

	September 30,	December 31,
(In millions except per share amounts)	2010	2009
Assets
Current assets
Cash and cash equivalents	$1,137	$947
Accounts receivable
Trade, less allowance for doubtful accounts of $12 in 2010 and $18 in 2009	901	728
Other	172	141
Inventories
Raw materials	322	300
Work in process and finished goods	367	308
Other current assets	91	59
Current assets held for sale	5	99

Total current assets	2,995	2,582
Goodwill	106	111
Intangibles	373	438
Investments and other assets	225	233
Investments in affiliates	117	112
Property, plant and equipment, net	1,351	1,484
Noncurrent assets held for sale	3	104

Total assets	$5,170	$5,064

Liabilities and equity
Current liabilities
Notes payable, including current portion of long-term debt	$50	$34
Accounts payable	807	601
Accrued payroll and employee benefits	149	103
Accrued restructuring costs	37	29
Taxes on income	19	40
Other accrued liabilities	277	270
Current liabilities held for sale	2	79

Total current liabilities	1,341	1,156
Long-term debt	903	969
Deferred employee benefits and other noncurrent liabilities	1,127	1,160
Commitments and contingencies

Total liabilities	3,371	3,285
Parent company stockholders’ equity
Preferred stock, 50,000,000 shares authorized
Series A, $.01 par value, 2,500,000 issued and outstanding	242	242
Series B, $.01 par value, 5,400,000 issued and outstanding	529	529
Common stock, $.01 par value, 450,000,000 shares authorized, 141,143,311 outstanding	1	1
Additional paid-in capital	2,592	2,580
Accumulated deficit	(1,169)	(1,169)
Treasury stock, at cost	(2)
Accumulated other comprehensive loss	(492)	(504)

Total parent company stockholders’ equity	1,701	1,679
Noncontrolling interests	98	100

Total equity	1,799	1,779

Total liabilities and equity	$5,170	$5,064

DANA HOLDING CORPORATION
Consolidated Statement of Cash Flows (Unaudited)
For the Three Months Ended September 30, 2010 and 2009

	Three Months Ended
	September 30,
(In millions)	2010	2009
Cash flows — operating activities
Net income (loss)	$47	$(38)
Depreciation	57	79
Amortization of intangibles	19	22
Amortization of deferred financing charges and original issue discount	7	9
Loss on extinguishment of debt	3	5
Deferred income taxes	(4)	(5)
Pension expense in excess of (less than) contributions	4
Change in working capital	(43)	84
Other, net	5	9

Net cash flows provided by operating activities (1)	95	165

Cash flows — investing activities
Purchases of property, plant and equipment (1)	(36)	(20)
Other	(2)	1

Net cash flows used in investing activities	(38)	(19)

Cash flows — financing activities
Net change in short-term debt		(1)
Proceeds from long-term debt	51	2
Repayment of long-term debt	(47)	(115)
Proceeds from issuance of common stock		229
Underwriting fee payment		(12)
Dividends paid to preferred stockholders	(16)
Dividends paid to noncontrolling interests	(4)	(5)
Other	1	1

Net cash flows provided by (used in) financing activities	(15)	99

Net increase in cash and cash equivalents	42	245
Cash and cash equivalents — beginning of period	1,059	553
Effect of exchange rate changes on cash balances	36	16

Cash and cash equivalents — end of period	$1,137	$814

(1)	Free cash flow of $59 in 2010 and $145 in 2009 is the sum of net cash provided by operating activities reduced by the purchases of property, plant and equipment.

DANA HOLDING CORPORATION
Consolidated Statement of Cash Flows (Unaudited)
For the Nine Months Ended September 30, 2010 and 2009

	Nine Months Ended
	September 30,
($ in millions)	2010	2009
Cash flows — operating activities
Net income (loss)	$27	$(201)
Depreciation	180	231
Amortization of intangibles	57	64
Amortization of deferred financing charges and original issue discount	20	27
Loss on sale of business	5
Loss (gain) on extinguishment of debt	7	(35)
Reorganization-related tax claim payment (1)	(75)
Deferred income taxes	(10)	(31)
Pension expense in excess of (less than) contributions	13	(5)
Change in working capital	(10)	49
Other, net	3	(11)

Net cash flows provided by operating activities (1)	217	88

Cash flows — investing activities
Purchases of property, plant and equipment (1)	(62)	(74)
Proceeds from sale of businesses	113
Other	3	3

Net cash flows provided by (used in) investing activities	54	(71)

Cash flows — financing activities
Net change in short-term debt	13	(36)
Advance received on corporate facility sale		11
Proceeds from long-term debt	52	5
Repayment of long-term debt	(135)	(197)
Proceeds from issuance of common stock		229
Underwriting fee payment		(12)
Dividends paid to preferred stockholders	(32)
Dividends paid to noncontrolling interests	(6)	(5)
Other	2	(2)

Net cash flows used in financing activities	(106)	(7)

Net increase in cash and cash equivalents	165	10
Cash and cash equivalents — beginning of period	947	777
Effect of exchange rate changes on cash balances	25	27

Cash and cash equivalents — end of period	$1,137	$814

(1)	Free cash flow of $230 in 2010 and $14 in 2009 is the sum of net cash provided by operating activities (exclusive of reorganization-related claims payments) reduced by the purchases of property, plant and equipment.

DANA HOLDING CORPORATION
Segment Sales and Adjusted EBITDA (Unaudited)
For the Three Months Ended September 30, 2010 and 2009

	Three Months Ended
	September 30,
($ in millions)	2010	2009
SALES
Light Vehicle Driveline	$634	$532
Power Technologies	235	186
Commercial Vehicle	362	270
Off-Highway	271	184
Structures	13	157
Other	1

Total Sales	$1,516	$1,329

Adjusted EBITDA
Light Vehicle Driveline	$67	$45
Power Technologies	33	14
Commercial Vehicle	37	27
Off-Highway	23	11
Structures		11

Segment EBITDA	160	108
Shared services and administrative	(4)	(5)
Other expense, net	(6)	(2)
Foreign exchange not in segments	(2)

Adjusted EBITDA	$148	$101

DANA HOLDING CORPORATION
Segment Sales and Adjusted EBITDA (Unaudited)
For the Nine Months Ended September 30, 2010 and 2009

	Nine Months Ended
	September 30,
($ in millions)	2010	2009
SALES
Light Vehicle Driveline	$1,861	$1,393
Power Technologies	697	503
Commercial Vehicle	999	796
Off-Highway	815	640
Structures	175	403
Other	3

Total Sales	$4,550	$3,735

Adjusted EBITDA
Light Vehicle Driveline	$177	$76
Power Technologies	95	14
Commercial Vehicle	96	56
Off-Highway	69	27
Structures	8	20

Segment EBITDA	445	193
Shared services and administrative	(13)	(15)
Other income (expense), net	(15)	30
Foreign exchange not in segments	(7)	3

Adjusted EBITDA	$410	$211

DANA HOLDING CORPORATION
Reconciliation of Segment and Adjusted EBITDA to
Income (Loss) Before Income Taxes (Unaudited)
For the Three Months Ended September 30, 2010 and 2009

	Three Months Ended
	September 30,
($ in millions)	2010	2009
Segment EBITDA	$160	$108
Shared services and administrative	(4)	(5)
Other expense, net	(6)	(2)
Foreign exchange not in segments	(2)

Adjusted EBITDA	148	101
Depreciation	(57)	(79)
Amortization	(19)	(22)
Restructuring	(10)	(14)
Loss on extinguishment of debt	(3)	(5)
Strategic transaction expenses		(2)
Loss on sale of assets, net	(1)	(1)
Stock compensation expense	(4)	(3)
Foreign exchange on intercompany loans and market value adjustments on forwards	2	6
Interest expense	(22)	(36)
Interest income	8	6

Income (loss) before income taxes	$42	$(49)

DANA HOLDING CORPORATION
Reconciliation of Segment and Adjusted EBITDA to
Income (Loss) Before Income Taxes (Unaudited)
For the Nine Months Ended September 30, 2010 and 2009

	Nine Months Ended
	September 30,
($ in millions)	2010	2009
Segment EBITDA	$445	$193
Shared services and administrative	(13)	(15)
Other income (expense), net	(15)	30
Foreign exchange not in segments	(7)	3

Adjusted EBITDA	410	211
Depreciation	(180)	(231)
Amortization	(57)	(64)
Restructuring	(60)	(93)
Impairment		(6)
Reorganization items, net		2
Gain (loss) on extinguishment of debt	(7)	35
Strategic transaction expenses		(4)
Loss on sale of assets, net	(7)	(2)
Stock compensation expense	(9)	(7)
Foreign exchange on intercompany loans, Venezuelan currency devaluation and market value adjustments on forwards	(13)	11
Interest expense	(68)	(108)
Interest income	21	18

Income (loss) before income taxes	$30	$(238)

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